UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Bridgford Foods Corporation

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BRIDGFORD FOODS CORPORATION

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

March 11, 2020

10:00 a.m. Pacific Time

To the Shareholders of BRIDGFORD FOODS CORPORATION:

The annual meeting of the shareholders of Bridgford Foods Corporation, a California corporation, will be held at the offices of Bridgford Foods Corporation, 1308 North Patt Street, Anaheim, California 92801, on Wednesday, March 11, 2020 at 10:00 a.m. Pacific Time, for the following purposes:

(1)	To elect nine directors to hold office for one year or until their successors are elected and qualified;

(2)	To ratify the appointment of Squar Milner LLP as the Company’s independent registered public accountants for the fiscal year ending on October 30, 2020;

(3)	To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Proxy Statement; and

(4)	To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

The Board of Directors recommends that you vote “FOR” each of the director nominees referenced in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3. Each of the proposals is described in greater detail in the Proxy Statement accompanying this Notice of 2020 Annual Meeting of Shareholders, or this Notice.

Only shareholders of record at the close of business on January 31, 2020 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Wednesday, March 11, 2020.

Pursuant to the rules of the Securities and Exchange Commission, or the SEC, the Company has elected to provide access to its proxy materials both by sending you a full set of proxy materials, including this Notice, the accompanying Proxy Statement and Proxy Card, and the 2019 Annual Report to Shareholders, and by notifying you of the availability of the proxy materials on the Internet. The Notice, Proxy Statement, Proxy Card and 2019 Annual Report to Shareholders are available at:

https://materials.proxyvote.com/108763

All shareholders are cordially invited to attend the annual meeting. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS RESPECTFULLY URGES YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. If you attend the meeting in person, you may withdraw your proxy and vote your shares at the meeting. Shareholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a letter or account statement from that firm confirming their ownership of shares.

The meeting will be held at the principal offices of Bridgford Foods Corporation, which are located at 1308 North Patt Street, Anaheim, California 92801, one block east of Anaheim Blvd. and just south of the 91 Freeway in the city of Anaheim, California. Driving directions may be obtained by contacting the receptionist at (714) 526-5533.

Your vote is extremely important. Please vote as soon as possible to ensure that your vote is recorded promptly even if you plan to attend the annual meeting.

By order of the Board of Directors

/s/ Cindy Matthews-Morales
Cindy Matthews-Morales
Secretary
Anaheim, California
February 17, 2020

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BRIDGFORD FOODS CORPORATION

1308 North Patt Street, Anaheim, California 92801

2020 ANNUAL MEETING OF SHAREHOLDERS

to be held March 11, 2020

PROXY STATEMENT

GENERAL INFORMATION

The enclosed proxy is solicited by the Board of Directors of Bridgford Foods Corporation, a California corporation, which we refer to as “the Company,” “we,” “us,” or “our,” for use at the 2020 Annual Meeting of Shareholders of the Company, or the Annual Meeting, to be held at the offices of the Company, which are located at 1308 North Patt Street, Anaheim, California 92801, on Wednesday, March 11, 2020 at 10:00 a.m. Pacific Time, and at any postponement or adjournment thereof. All shareholders of record at the close of business on January 31, 2020 are entitled to notice of and to vote at such meeting. This Proxy Statement and the accompanying proxy are being mailed on or about February 17, 2020.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our shareholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our shareholders with certain information that is required to be provided under the rules and regulations of the SEC. These questions and answers may not address all of the questions that are important to you as a shareholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please see “Whom should I contact with other questions?” below.

1.	What is the purpose of the Annual Meeting?

At the Annual Meeting, our shareholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice, and any other matters that properly come before the Annual Meeting.

2.	What is a proxy statement and what is a proxy?

A proxy statement is a document that the SEC regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.

3.	Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting, and at any postponement or adjournment thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement. Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting and to minimize the cost to the Company of proxy solicitation.

4.	What am I being asked to vote upon at the Annual Meeting?

At the Annual Meeting, you will be asked to:

●	Vote on the election of nine director nominees to serve for one year or until their successors are elected and qualified (Proposal 1);

●	Ratify the appointment of Squar Milner LLP as the Company’s independent registered public accountants for the fiscal year ending on October 30, 2020 (Proposal 2);

●	Approve, by a non-binding advisory vote, the compensation of the Company’s NEOs, as disclosed in this Proxy Statement (Proposal 3); and

●	Act upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

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5.	Does the Board of Directors recommend voting in favor of the proposals?

Yes. The Board of Directors unanimously recommends that you vote your shares:

●	“FOR” each of the director nominees (Proposal 1);

●	“FOR” the ratification of the appointment of Squar Milner LLP as the Company’s independent registered public accountants for the fiscal year ending on October 30, 2020 (Proposal 2); and

●	“FOR” the approval, by a non-binding advisory vote, of the compensation of the Company’s NEOs, as disclosed in this Proxy Statement (Proposal 3).

6.	Who can vote at the Annual Meeting?

Only our “shareholders of record” at the close of business on January 31, 2020, the Record Date, will be entitled to vote at the Annual Meeting. On the Record Date, there were 9,076,832 shares of our common stock outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote on each matter to be voted upon by such shareholders and, upon prior notice, to cumulate votes for the election of directors as discussed in Proposal 1 below.

Beneficial Owners

If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being forwarded to you by that nominee. The nominee holding your account is considered the “shareholder of record” for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the “shareholder of record,” you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your nominee. Please contact your nominee directly for additional information.

Brokers, banks or other nominees holding shares of record for their respective customers generally are not entitled to vote on the election of directors unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a nominee who has not received instructions from its customers on a particular matter. As used herein, “broker non-vote” means the votes that could have been cast on the matter by nominees with respect to uninstructed shares if the nominees had received instructions. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to any other proposal, and the effect of broker non-votes on each of the proposals, is discussed in each proposal below.

7.	What are the voting requirements to approve the proposals?

All proxies, which are properly completed, signed and returned to the Company prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions given in the proxy. Please see each proposal below for voting requirements to approve the proposals.

8.	What happens if I do not vote?

Please see each proposal below for the effect of not voting as well as the effect of withholdings, abstentions and broker non-votes.

9.	What is the quorum requirement for the Annual Meeting?

The presence at the Annual Meeting of a majority of the outstanding shares, in person or by proxy, relating to any matter to be acted upon at the Annual Meeting, is necessary to constitute a quorum for the Annual Meeting. For purposes of the quorum, shareholders of record who are present at the Annual Meeting in person or by proxy and who abstain or withhold their vote, including brokers, dealers or other nominees holding shares of their respective customers of record who cause abstentions to be recorded at the Annual Meeting, are considered shareholders who are present and entitled to vote and count toward the quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

10.	How can I vote my shares?

Shareholders of record can vote by proxy or by attending the Annual Meeting and voting in person. The persons named as proxies were designated by the Board of Directors. If you vote by proxy, you can vote by mail as described below. If you are the beneficial owner of shares held in “street name,” please refer to the information forwarded by your bank, broker, dealer or other nominee to see which voting options are available to you.

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●	Vote by Mail. You can vote by mail pursuant to the instructions provided on the Proxy Card. If you hold shares beneficially in “street name,” you can vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee. If you choose to vote by mail, simply mark, sign, date and return your Proxy Card in the enclosed postage-prepaid envelope provided with this Proxy Statement.

●	Vote at the Annual Meeting. Voting by mail will not limit your right to vote at the Annual Meeting if you decide to attend in person. Nevertheless, to ensure your representation at the Annual Meeting, the Board of Directors respectfully urges you to vote by mail. If you attend the meeting in person, you may withdraw your proxy and vote your shares at the meeting. Shareholders attending the meeting whose shares are held in “street name” by a bank, broker, dealer or other nominee who desire to vote their shares at the meeting should bring with them a letter or account statement from that firm confirming their ownership of shares prior to the Record Date.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your Proxy Card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors (as described in each proposal below).

11.	How may I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder as of the Record Date or hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. You should be prepared to present valid government-issued photo identification for admittance, such as a passport or driver’s license. If your shares are held in “street name,” you also will need proof of ownership as of the Record Date to be admitted to the Annual Meeting, such as a letter or account statement from the bank, broker, dealer or other nominee confirming your ownership of shares prior to the Record Date, a copy of the voting instruction card provided by your bank, broker, dealer or other nominee, or similar evidence of ownership. If you do not comply with each of the foregoing requirements, you may not be admitted to the Annual Meeting.

The meeting will be held at the principal offices of the Company, which are located at 1308 North Patt Street, Anaheim, California 92801, one block east of Anaheim Blvd. and just south of the 91 Freeway in the city of Anaheim, California. Driving directions may be obtained by contacting the receptionist at (714) 526-5533.

12.	What can I do if I change my mind after I vote my shares?

Any proxy may be revoked or superseded by (i) executing a later proxy, (ii) giving notice of revocation in writing prior to, or at, the Annual Meeting, or (iii) attending the Annual Meeting, withdrawing the proxy and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of the proxy. If you have instructed your bank, broker, dealer or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

13.	Could other matters be decided at the Annual Meeting?

As of the date this Proxy Statement went to press, the Board of Directors did not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the Notice hereof. However, if any other matter properly comes before the Annual Meeting, it is intended that the proxies, or their substitutes, will vote on such matters in accordance with their best judgment.

14.	Who is paying for the cost of this proxy solicitation?

Solicitation of proxies will be primarily by mail, although some of the officers, directors and employees of the Company may solicit proxies personally or by telephone, facsimile or electronic mail. All expenses incurred in connection with this solicitation will be borne by the Company. The Company will reimburse brokers and others who incur costs to send proxy materials to beneficial owners of stock in the name of a broker or nominee.

15.	I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The SEC rules permit brokers and other persons who hold the Company’s shares for beneficial owners, to participate in a practice known as “householding,” which means that only one copy of the Proxy Statement and annual report will be sent to multiple shareholders who share the same address unless other instructions are provided to the Company. Householding is designed to reduce printing and postage costs and therefore results in cost savings for the Company. If you receive a household mailing this year and would like to have additional copies of this Proxy Statement and/or the 2019 Annual Report mailed to you, or if you would like to opt out of this practice for future mailings, please contact your broker or other nominee record holder, or submit your request to:

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Bridgford Foods Corporation

1308 North Patt Street

Anaheim, California 92801

Attention: Corporate Secretary

Phone: (714) 526-5533

Upon receipt of any such request, the Company agrees to promptly deliver a copy of this Proxy Statement and/or the 2019 Annual Report to you. In addition, if you are currently a shareholder sharing an address with another shareholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above.

16.	Where can I find voting results of the Annual Meeting?

We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by the Company.

17.	What is the deadline to submit shareholder proposals or director nominations for the 2021 Annual Meeting?

Proposals of shareholders intended to be presented at the 2021 Annual Meeting of Shareholders must be received at the Company’s principal office no later than 120 days prior to the first anniversary of the date on which the proxy materials for the 2020 Annual Meeting were first sent to shareholders for inclusion in the Proxy Statement and form of proxy relating to that meeting. However, if the date of the 2021 Annual Meeting of Shareholders has been changed by more than 30 days from the date of the 2020 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934 and the rules and regulations of the SEC.

Additionally, any shareholder desiring to submit a proposal for action or to nominate one or more persons for election as directors at our 2021 Annual Meeting of Shareholders must submit a notice of the proposal or nomination including the information required by our bylaws to the Company’s Corporate Secretary, c/o Bridgford Foods Corporation, 1308 North Patt Street, Anaheim, California 92801, between 60 and 90 days prior to the first anniversary of the date on which the proxy materials for the 2020 Annual Meeting were first sent to shareholders, or else it will be considered untimely and ineligible to be properly brought before the Annual Meeting. However, if our 2021 Annual Meeting of Shareholders is not held within 30 days of the first anniversary of the 2020 Annual Meeting, under our bylaws, this notice must be provided not later than the close of business on the tenth day following the date on which notice of the date of the 2021 Annual Meeting of Shareholders is first mailed to shareholders or otherwise publicly disclosed, whichever first occurs.

18.	Where can I find information about the Annual Report of the Company?

The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended November 1, 2019, as such was filed with the SEC, including financial statements and associated schedules. Such report was filed with the SEC on January 24, 2020 and is available on the SEC’s website at www.sec.gov, as well as the Company’s website at www.bridgford.com. Requests for copies of such report should be directed to:

Bridgford Foods Corporation

1308 North Patt Street

Anaheim, California 92801

Attention: Corporate Secretary

19.	Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact:

Bridgford Foods Corporation

1308 North Patt Street

Anaheim, California 92801

Attention: Corporate Secretary

Phone: (714) 526-5533

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PROPOSAL 1

ELECTION OF DIRECTORS

The directors of the Company are elected annually to serve until the next annual meeting of the shareholders or until their respective successors are elected and duly qualified. At the Annual Meeting, nine directors have been nominated for election. The election of directors shall be by the affirmative vote of the holders of a plurality of the shares voting in person or by proxy at the Annual Meeting. Every shareholder, or his or her proxy, entitled to vote upon the election of directors may cumulate his or her votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled, or distribute his or her votes on the same principle among as many candidates as he or she deems appropriate. No shareholder or proxy, however, shall be entitled to cumulate votes unless such candidate or candidates have been nominated prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder’s intention to cumulate such shareholder’s votes. If any shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination. All nominees are presently directors of the Company. All directors were elected to the Board of Directors by the Company’s shareholders at the 2019 Annual Meeting, except for (i) Allan L. Bridgford, Sr. who was appointed by the Board of Directors on August 12, 2019 to fill the vacancy created by the resignation of Bruce H. Bridgford, and (ii) Mary Schott who was appointed by the Board of Directors on October 15, 2019 to fill the vacancy created by the resignation of Paul R. Zippwald. All current directorships are being filled.

Unless otherwise instructed, shares represented by the proxies will be voted “FOR” the election of each of the nominees listed below. Broker non-votes and proxies marked “WITHHELD” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

Each nominee has indicated that he is willing and able to serve as director if elected. In the event that any of such nominees shall become unavailable for any reason, an event which management does not anticipate, it is intended that proxies will be voted for substitute nominees designated by management.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED BELOW.

The following table and biographical summaries set forth, with respect to each nominee for director, his or her age, his or her principal occupation and the year in which he or she first became a director of the Company. Data with respect to the number of shares of the Company’s common stock beneficially owned by each of such persons as of January 31, 2020 appears under the caption “PRINCIPAL SHAREHOLDERS AND MANAGEMENT” below.

Name	Age	Principal Occupation	Year First Became Director
William L. Bridgford	65	Chairman of the Board and Member of the Executive Committee of the Company (1)(4)	2004
Allan L. Bridgford, Sr.	84	Vice President and Chairman of the Executive Committee of the Company (1)(4)	1952
Allan L. Bridgford, Jr.	61	Retired Executive of the Company (1)(4)	2011
Todd C. Andrews	54	Vice President and Controller of Public Storage (2)(3)(4)	2004
Raymond F. Lancy	66	Chief Financial Officer, Vice President, Treasurer and Member of the Executive Committee of the Company (4)	2013
Keith A. Ross	57	Real Estate Consultant (4)	2016
Mary Schott	58	Chief Financial Officer of California Commerce Club, Inc. (2)(3)(4)	2019
D. Gregory Scott	63	Managing Director of Peak Holdings, LLC (2)(3)(4)	2006
John V. Simmons	64	President and Member of the Executive Committee of the Company (4)	2011

(1)	William L. Bridgford and Allan L. Bridgford, Jr. are cousins. William L. Bridgford is the nephew of Allan L. Bridgford, Sr. Allan L. Bridgford, Sr. is the father of Allan L. Bridgford, Jr.
(2)	Member of the Compensation Committee.
(3)	Member of the Audit Committee.
(4)	Member of the Nominating Committee.

Directors

William L. Bridgford

William L. Bridgford has served as Chairman of the Board since March of 2006. He previously served as President of the Company from June of 2004 until March of 2006, and Secretary of the Company for more than five years. Mr. Bridgford has been a full-time employee of the Company since 1981. He has also served as a member of the Executive Committee since 2004. Mr. Bridgford is a graduate of California State University, Fullerton with a degree in Business Management.

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Mr. Bridgford is one of the principal owners of Bridgford Industries Incorporated, the Company’s majority shareholder. He brings to the Board extensive experience in the operations of the Company and provides strong leadership skills that provide strategic business guidance to the Company. The Board believes his executive managerial experience and Company knowledge base combined with his understanding of corporate values and culture qualify him to serve as a member of the Board.

Allan L. Bridgford, Sr.

Allan L. Bridgford, Sr. has served as Vice President and Chairman of the Executive Committee since 2011. Mr. Bridgford retired from the Board in October 2011 and was reappointed to the Board in August 2019. He previously served as Senior Chairman of the Board from March of 2006 to October of 2011. From March of 1995 through March of 2006, Mr. Bridgford served as Chairman of the Board. He has been an employee of the Company since 1957, and reduced his work schedule to 80% in March of 2000, 60% in March of 2005 and 50% in November 2014. Mr. Bridgford’s base compensation was reduced by the same percentage as his regular work schedule reduction. Mr. Bridgford has also served as a member of the Executive Committee since 1972. He is a graduate of Stanford University with a degree in Economics.

Mr. Bridgford is one of the principal owners of Bridgford Industries Inc., the Company’s majority shareholder. He has extensive knowledge of the Company’s business and experience in the food industry developed during his long tenure with the Company. The Board believes he is qualified to serve as a director based on these experiences as well as his other valuable attributes and skills.

Allan L. Bridgford, Jr.

Allan L. Bridgford, Jr. served as President of Bridgford Foods Processing Corporation, formerly known as Bridgford Foods of Illinois, Inc., a division of the Company, from January 1983 until his retirement in October of 2002. Mr. Bridgford is a graduate of the University of Missouri with a degree in Economics.

Mr. Bridgford is one of the principal owners of Bridgford Industries Incorporated, the Company’s majority shareholder. He brings to the Board extensive sales, marketing and distribution experience in the food industry. The Board believes these skills and experiences qualify him to serve as a member of the Board. In addition to his service on the Board, Mr. Bridgford provides business consulting services to the Company.

John V. Simmons

John V. Simmons has served as President of the Company and member of the Executive Committee since 2006. He previously served as Vice President of the Company for more than five years. Mr. Simmons earned a B.A. degree in Psychology from the University of Wisconsin.

Mr. Simmons has extensive knowledge and experience in the areas of marketing, product research and development, trade relations and operations developed as an employee of the Company since 1979. The Board believes these skills and experiences qualify him to serve as a member of the Board.

Todd C. Andrews

Todd C. Andrews is a Certified Public Accountant (inactive) and presently serves as Senior Vice President and Controller of Public Storage, a member of the S&P 500, headquartered in Glendale, California. Mr. Andrews has been employed by Public Storage since 1997. Mr. Andrews graduated cum laude with a Bachelor of Science degree in Business Administration with an emphasis in accounting and finance from California State University, Northridge, and received an Elijah Watt Sells award with high distinction on the November 1988 CPA exam.

Mr. Andrews has over 30 years of experience with responsibilities including financial reporting, strategic financial planning and analysis, capital markets, treasury operations, SEC reporting, Sarbanes Oxley internal controls and procedures, operational analysis, operational control design, real estate acquisition and development underwriting, and system design and implementation. In addition, Mr. Andrews brings a diverse set of perspectives to the Board from serving in positions in multiple industries, including public accounting, entertainment, retail, and real estate. The Board believes his skills and extensive experience qualify him to serve as a member of the Board. Mr. Andrews also qualifies as an audit committee financial expert and is financially sophisticated within the meaning of the NASDAQ Listing Rules.

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Mary Schott

Mary Schott most recently was Chief Financial Officer and Corporate Secretary of California Commerce Club, Inc., a privately held gaming and hospitality company, for which she had served from March 2014 through January 2020. Prior to California Commerce Club, Ms. Schott served as Chief Financial Officer of San Manuel Band of Mission Indians, a sovereign tribal nation, and Chief Accounting Officer of First American Title Insurance Company, a publicly traded financial services company. Ms. Schott holds an EMBA from Claremont Graduate University and a bachelor’s degree in Accounting from Cal Poly Pomona University. She is also a Certified Public Accountant and a member of the California Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

Ms. Schott possesses leadership skills and a vast knowledge base on finance, accounting, strategic planning, risk management as well as decision support for portfolio development, acquisitions, divestures, and establishing governance protocols. The Board believes that these skills and experiences qualify her to serve as a member of the Board. Ms. Schott also qualifies as an audit committee financial expert and has financial sophistication as described in the NASDAQ Listing Rules.

D. Gregory Scott

D. Gregory Scott is a Certified Public Accountant (inactive) and currently serves as the Managing Director of Peak Holdings, LLC, an investment management company based in Beverly Hills, California. Mr. Scott has been with Peak Holdings, LLC for more than the past five years. Peak Holdings, LLC and its affiliates own and manage in excess of three million square feet of office, retail and warehouse space throughout the United States.

Mr. Scott has extensive financial and managerial experience, which the Board believes qualifies him to serve as a member of the Board. Mr. Scott also qualifies as an audit committee financial expert and has financial sophistication as described in the NASDAQ Listing Rules.

Raymond F. Lancy

Raymond F. Lancy has served as Treasurer of the Company for more than the past five years. He has also served as a member of the Executive Committee since 2001, Vice President since 2001 and Chief Financial Officer since 2003. Mr. Lancy is a Certified Public Accountant (inactive) and worked for ten years as an auditor at PricewaterhouseCoopers LLP. He earned a Bachelor of Science degree with a major in Administration with high honors from California State University, San Bernardino.

Mr. Lancy has extensive knowledge and experience in the areas of finance and management developed at PricewaterhouseCoopers LLP and as an employee of the Company since July of 1992 and as Chief Financial Officer since 2003. The Board believes these skills and experiences qualify him to serve as a member of the Board.

Keith A. Ross

Keith A. Ross is President of KR6, Inc., a commercial real estate consultant and continues as founder/principal of Centra Realty Corporation (discussed below). From August 2013 to 2018, Mr. Ross served as Executive Vice President of CT Realty, or CTR, a real estate investment, development and management company based in Newport Beach, California. At CTR, Mr. Ross oversaw all development and was responsible for sourcing, evaluating, and closing on all commercial development opportunities. In addition, Mr. Ross served on CTR’s Executive Committee and Investment Committee. CTR was founded in 1994 and together with its affiliates and principals have developed, acquired and managed over $8 billion in industrial and office properties. Prior to joining CTR, from June 2009 to January 2014, Mr. Ross was Founder, President and CEO of Peligroso Spirits which sold to Diageo in London (the world’s largest spirits company). From 2001 to present, Mr. Ross acts as Founder and Principal of Centra Realty Corporation, ranked as one of the most active real estate development companies in Orange County, California, where he oversaw the company’s land acquisitions, capital raises of both equity and debt, architectural design, engineering, construction and sales/leasing efforts.

Mr. Ross began his professional career at the Koll Company and was with Koll for over a decade and served in various roles from project manager to marketing before leading the real estate development efforts of the company in Southern California. He currently serves on the Board of Directors and is a Co-Founder of Miocean, a nonprofit foundation that applies proven business approaches to curb the harmful effects of urban run-off pollution to the Ocean. Mr. Ross attended San Diego State University.

Mr. Ross has extensive real estate acquisition and development experience as well as project management and marketing expertise, which the Board believes qualifies him to serve as a member of the Bridgford Foods Board. In addition to his service on the Board, Mr. Ross continues to provide real estate consulting services to the Company.

Public Company Directorships

None of the directors have been a director of any other public company in the past five years.

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Involvement in Certain Legal Proceedings

None of the directors have been involved in any legal events reportable under Item 401(f) of Regulation S-K during the last ten years.

Board Meetings

During fiscal year 2019, the Company’s Board of Directors held ten regularly scheduled monthly meetings. All directors, with the exception of Mr. Allan Bridgford, Sr. who became a director on August 12, 2019, and Ms. Schott who became a director on October 16, 2019, attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees upon which they served.

Arrangements or Understandings with Directors

There are no agreements or understandings pursuant to which any of the directors was or is to be elected to serve as a director or nominee.

Further, none of our directors have agreements or arrangements with any person or entity, other than the Company, relating to compensation or other payments in connection with such director’s service to the Company.

Controlled Company Status

The Company is considered a “controlled company” within the meaning of Rule 5615(c)(1) of the NASDAQ Listing Rules based on the approximate 78.8% ownership of the Company by Bridgford Industries Incorporated and is therefore exempted from certain independence requirements of the NASDAQ Listing Rules, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors and certain requirements with respect to the committees of the Board. Nevertheless, the Board of Directors has determined that Messrs. Andrews, Scott, and Ms. Schott are “independent directors” within the meaning of Rule 5605 of the NASDAQ Listing Rules.

Board Committees

The Board of Directors maintains three committees, the Compensation Committee, the Audit Committee and the Nominating Committee.

Compensation Committee

The Compensation Committee currently consists of three members, including Messrs. Scott (Chairman) and Andrews, and Ms. Schott. Each of the current members of the Compensation Committee is a non-employee director, and notwithstanding that the Company is a “controlled company” within the meaning of the NASDAQ Listing Rules, each member is independent as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules. The Compensation Committee is responsible for establishing and administering the Company’s compensation arrangements for all executive officers.

The Compensation Committee meets no less frequently than annually (and more frequently as circumstances dictate) to discuss and determine executive officer and director compensation. The Compensation Committee does not generally retain the services of any compensation consultants. However, from time to time it utilizes compensation data from companies that the Compensation Committee deems to be competitive with the Company in connection with its annual review of executive compensation. The Compensation Committee has the power to form and delegate authority to subcommittees when appropriate, provided that such subcommittees are composed entirely of directors who would qualify for membership on the Compensation Committee pursuant to applicable NASDAQ Listing Rules. See “Compensation Discussion and Analysis” and “Director Compensation.”

The Compensation Committee held one meeting during fiscal year 2019. No additional compensation is typically paid to directors for participation on the Compensation Committee, however, the Company paid $1,000 to each Compensation Committee attendee due to the length of the meeting. The Compensation Committee operates under a written charter, which was adopted on October 11, 2010, and is attached as Exhibit A to this Proxy Statement. The charter is not available on the Company’s website.

Audit Committee

The Audit Committee currently consists of Messrs. Andrews (Chairman) and Scott, and Ms. Schott.

The Audit Committee has been established in accordance with the rules and regulations of the SEC and each of the current members of the Audit Committee is an “independent director” as defined in Rule 5605(c)(2) of the NASDAQ Listing Rules. In addition, the Board has determined that each of Messrs. Andrews and Scott, and Ms. Schott qualify as “audit committee financial experts” as such term is used in the rules and regulations of the SEC.

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The Audit Committee meets periodically with the Company’s independent registered public accountants and reviews the Company’s accounting policies and internal controls. It also reviews the scope and adequacy of the independent registered public accountants’ examination of the Company’s annual financial statements. In addition, the Audit Committee selects the firm of independent registered public accountants to be retained by the Company, subject to shareholder approval, pre-approves services rendered by its independent registered public accountants and pre-approves all related-party transactions.

The Audit Committee held six meetings during fiscal year 2019. Each of the members of the Audit Committee receives $350 to $550 per meeting depending on the length of each meeting attended. In addition, the Audit Committee holds a pre-earnings release conference with the Company’s independent registered public accountants on a quarterly basis. The Audit Committee operates under an Amended and Restated Audit Committee Charter, which was approved on November 8, 2010, and is attached as Exhibit B to this Proxy Statement. The charter is not available on the Company’s website.

Nominating Committee

The Board of Directors has decided that the full Board should perform the functions of a Nominating Committee for the Company. It made that decision because the Board believes that selecting new Board nominees is one of the most important responsibilities the Board members have to the Company’s shareholders, and for that reason, all of the members of the Board should have the right and responsibility to participate in the selection process. Because of its status as a “controlled company” within the meaning of Rule 5615(c)(1) of the NASDAQ Listing Rules, the Company is not required to have a Nominating Committee comprised solely of independent directors. The Nominating Committee does not act pursuant to a written charter.

In its role as Nominating Committee, the full Board identifies and screens new candidates for Board membership. Nevertheless, actions of the Board, in its role as Nominating Committee, can be taken only with the affirmative vote of a majority of the independent directors on the Board, as defined by the NASDAQ Listing Rules.

Director Nomination Process

In identifying new Board candidates, the Board will seek recommendations from existing Board members and executive officers. In addition, the Board will consider any candidates that may have been recommended by any of the Company’s shareholders who have made those recommendations in accordance with the shareholder nomination procedures described below. The Board, in its capacity as Nominating Committee, does not evaluate nominees recommended by shareholders differently from its evaluation of other director nominees. The Board also has the authority to engage an executive search firm and other advisors as it deems appropriate to assist in identifying qualified candidates for the Board.

Any shareholder desiring to submit a recommendation for consideration by the Board of a candidate that the shareholder believes is qualified to be a Board nominee at any upcoming shareholders meeting may do so by submitting that recommendation in writing, and in accordance with the time periods and information requirements set forth in the bylaws, to the Company’s Corporate Secretary, c/o Bridgford Foods Corporation, 1308 North Patt Street, Anaheim, California 92801. No director nominations by stockholders have been received as of the filing of this Proxy Statement.

In assessing and selecting Board candidates, the Board will consider such factors, among others, as: the candidate’s independence, experience, knowledge, skills and expertise, as demonstrated by past employment and board experience; the candidate’s reputation for integrity; and the candidate’s participation in local community and local, state, regional or national charitable organizations. When selecting a nominee from among candidates considered by the Board, it will conduct background inquiries of and interviews with the candidates the Board members believe are best qualified to serve as directors. The Board members will consider a number of factors in making their selection of a nominee from among those candidates, including, among others: whether the candidate has the ability, willingness and enthusiasm to devote the time and effort required of members of the Board; whether the candidate has any conflicts of interest or commitments that would interfere with the candidate’s ability to fulfill the responsibilities of directors of the Company, including membership on Board committees; whether the candidate’s skills and experience would add to the overall competencies of the Board; and whether the candidate has any special background or experience relevant to the Company’s business.

Board Consideration of Diversity

The Board believes that differences in experience, knowledge, skills and expertise enhance the performance of the Board. Accordingly, the Board, in its capacity as Nominating Committee, considers such diversity in selecting and evaluating proposed Board nominees. However, the Board has not implemented a formal policy with respect to the consideration of diversity for the composition of the Board.

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Board Leadership Structure and the Role of the Board in Risk Management Oversight

Board Leadership Structure.

The Board is currently comprised of a total of nine directors. One of those directors, William L. Bridgford, serves as the Chairman of the Board. In this capacity, he is principally charged with fulfilling the following duties:

●	Presiding as the Chairman of the meetings of the Board of Directors;

●	Serving as a conduit of information between the independent directors and members of management;

●	Approving Board of Directors meeting agendas and schedules;

●	Calling executive session meetings of the independent directors, as needed;

●	Reviewing information sent to the Board of Directors;

●	Working with the Chief Financial Officer and Corporate Secretary to ensure the Board has adequate resources to support its decision-making obligations;

●	Meeting with shareholders as appropriate; and

●	Such other responsibilities and duties as the Board of Directors shall designate.

The Company has not appointed a Chief Executive Officer. Instead, the Company has historically utilized an Executive Committee to serve in the capacity of Chief Executive Officer. The Board believes that the Executive Committee structure is appropriate for the Company because it requires a full committee of officers, each of whom bring their own experiences and perspectives to bear on their decision making, to discuss and vote on important decisions affecting the Company. The Company has utilized an Executive Committee in lieu of appointing a Chief Executive Officer for more than twenty years. See “Executive Officers” for further discussion about the role and membership of the Executive Committee.

The Chairman of the Board serves on the Executive Committee. Thus, the roles of Chairman of the Board and Chief Executive Officer are intertwined to some extent. While the other three members of the Executive Committee are also directors, five of nine members of the Board are not members of the Executive Committee. The Board believes that this structure properly maintains the independence of the Board as a whole, and of the Chairman of the Board, from the Executive Committee.

The Board’s Role in Risk Management Oversight.

The responsibility for the day-to-day management of risk lies with the Executive Committee. Risk management is not viewed by the Executive Committee as a separate function, but rather is viewed as part of the day-to-day process of running the Company. It is the Board’s responsibility to oversee the Executive Committee with respect to its risk management function and to ensure that the Company’s risk management system is well-functioning and consistent with the Company’s overall corporate strategy and financial goals. In fulfilling that oversight role, the Board focuses on the adequacy of the Company’s overall risk management system. The Board believes that an effective risk management system will adequately identify the material risks to the Company’s business, monitor the effectiveness of the risk mitigating policies and procedures, and provide the Executive Committee with input with respect to the risk management process.

Employee, Director and Officer Hedging

We have not adopted any practice or policy regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Code of Ethics

The Company adopted a code of ethics that is applicable to, among other individuals, its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and posted the code of ethics on its website at www.bridgford.com (and designated therein as the Code of Conduct). Any amendment or waiver to the Company’s code of ethics that applies to its directors or executive officers will be posted on its website or in a report filed with the SEC on Form 8-K.

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Communications with the Board

Shareholders may communicate with the Board or any of the directors by sending written communications addressed to the Board of Directors generally, or to any director(s), to Bridgford Foods Corporation, 1308 North Patt Street, Anaheim, California 92801, Attention: Corporate Secretary. All communications are compiled by the Corporate Secretary and forwarded to the Board or the individual director(s) accordingly.

Director Attendance at Annual Meetings

The Company does not currently have a specific policy regarding director attendance at annual shareholder meetings. However, directors are strongly encouraged to attend annual shareholder meetings. Nine directors (which represented all of the directors then serving on the Board of the Company) attended the Company’s 2019 Annual Meeting of Shareholders.

Executive Officers

Members of the Company’s Executive Committee, currently comprised of the four executive officers named below, act in the capacity of Chief Executive Officer of the Company.

The following four executive officers are elected annually to serve on the Executive Committee at the pleasure of the Board of Directors:

Allan L. Bridgford, Sr.	Vice President and Chairman of the Executive Committee (1)
William L. Bridgford	Chairman of the Board and Member of the Executive Committee (1)
John V. Simmons	President and Member of the Executive Committee
Raymond F. Lancy	Chief Financial Officer, Executive Vice President, Treasurer and Member of the Executive Committee

(1)	William L. Bridgford is the nephew of Allan L. Bridgford, Sr.. Allan L. Bridgford, Sr. is the father of Allan L. Bridgford, Jr., who serves on the Company’s Board of Directors.

A biographical summary regarding each of Allan L. Bridgford, Sr., William L. Bridgford, Raymond F. Lancy and John V. Simmons is set forth above under the caption “Directors.”

Agreements or Understandings with Officers

There are no agreements or understandings pursuant to which any of the executive officers was or is selected to serve as an executive officer.

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PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The table below sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s common stock as of January 31, 2020 by each shareholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock, by each director and nominee for director, by each executive officer named in the Summary Compensation Table and by all executive officers and directors as a group. The information as to each person or entity has been furnished by such person or group.

Amount and Nature of Shares Beneficially Owned

Name and Address of Beneficial Owner(1)	Sole Voting and Investment Power	Shared Voting and Investment Power(2)	Total Beneficially Owned(3)	Percentage of Outstanding Shares Beneficially Owned(3)
Bridgford Industries Incorporated 1707 Good-Latimer Expressway Dallas, TX 75226	7,156,396	—	7,156,396	78.8%
Allan L. Bridgford, Sr.	155,882	7,156,396	7,312,278	80.6%
Bruce H. Bridgford	—	7,156,396	7,156,396	78.8%
Baron R.H. Bridgford 170 North Green St. Chicago, IL 60607	1,654	7,156,396	7,158,050	78.9%
William L. Bridgford	7,461	7,156,396	7,163,857	78.9%
Allan L. Bridgford, Jr.	20,000	7,156,396	7,176,396	79.1%
Raymond F. Lancy	242	—	242	*
John V. Simmons 1707 Good-Latimer Expressway Dallas, TX 75226	363	—	363	*
Todd C. Andrews	200	—	200	*
D. Gregory Scott	8,550	—	8,550	*
Keith A. Ross	—	—	—	*
Mary Schott	—	—	—	*
All directors and executive officers as a group (9 persons)	7,406,173	7,156,396	7,406,173	81.6%

*	Represents ownership of less than one percent (1%) of the outstanding shares.

(1)	Unless otherwise indicated, the address of such beneficial owner is the Company’s principal executive offices, which are located at 1308 North Patt Street, Anaheim, California 92801.

(2)	Represents shares beneficially owned by Bridgford Industries Incorporated, a Delaware corporation (“BII”) as reported on Amendment No. 1 to Schedule 13D filed with the SEC on February 7, 2017. Other than ownership of these shares, BII does not presently have any significant business or assets. Allan L. Bridgford, Sr., William L. Bridgford, Bruce H. Bridgford, Baron R.H. Bridgford and Allan L. Bridgford, Jr. presently own 18.47%, 7.77%, 9.99%, 9.34% and 4.18%, respectively, of the outstanding voting capital stock of BII. The remaining shares of BII capital stock are owned of record, or beneficially, by 32 additional members of the Bridgford family. The officers of BII jointly vote all of the Company’s shares held by BII.

(3)	Applicable percentage of ownership as of January 31, 2020 is based upon 9,076,832 shares of common stock outstanding. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares shown as beneficially owned. Except as otherwise indicated, and subject to community property laws where applicable, to the knowledge of the Company the persons listed above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, officers, and holders of more than 10% of the Company’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company. To the Company’s knowledge, based solely on the review of such filings made electronically with the SEC and written representations that no other reports were required, during the fiscal year ended November 1, 2019, all of the Company’s officers, directors and 10% shareholders complied with all applicable Section 16(a) filing requirements.

REPORT OF THE AUDIT COMMITTEE

Pursuant to a meeting of the Audit Committee on January 14, 2020, the Audit Committee reports that it has: (i) reviewed and discussed the Company’s audited financial statements with management; (ii) discussed with the independent registered public accountants the matters (such as the quality of the Company’s accounting principles and internal controls) required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Commission; and (iii) received the written disclosures and the letter from Squar Milner LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the audit committee concerning independence, and has discussed with them their independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report for the Company’s fiscal year ended November 1, 2019.

AUDIT COMMITTEE

Todd C. Andrews, Chairman

D. Gregory Scott

Mary Schott

The foregoing Audit Committee Report shall not be deemed soliciting material, shall not be deemed filed with the SEC and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Compensation Overview

This section provides information regarding the compensation paid to the Company’s “named executive officers” or “NEOs,” all of whom are members of the Executive Committee. The Company has historically been and continues to be principally managed by the Executive Committee. The Executive Committee, as a unit, serves as the Company’s “Chief Executive Officer.” The Executive Committee currently consists of the following four members:

●	Allan L. Bridgford, Sr., Vice President and Chairman of the Executive Committee
●	William L. Bridgford, Chairman of the Board (Principal Executive Officer)
●	John V. Simmons, President
●	Raymond F. Lancy, Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer)

The Company’s executive compensation program is overseen by the Compensation Committee, which is comprised of certain non-employee members of the Board. The basic responsibility of the Compensation Committee is to review the performance of the officers and key employees toward achieving the Company’s strategic goals and to help ensure that the Company is able to attract and retain individuals who can lead the Company to achieve those goals.

One of the Company’s primary strategic goals is to increase shareholder value while meeting its objectives for customer satisfaction, improved sales and financial performance, sound corporate governance, and competitive advantage. The Company’s current emphases on controlling costs and improving profit margins on a consistent basis are also important factors which affect the Company’s compensation decisions. The Compensation Committee’s goal is to work with management to balance the Company’s financial goals and circumstances with the need to attract, motivate and retain the fully qualified and capable individuals the Company needs to meet and surpass its customers’ and shareholders’ expectations in a highly-competitive industry.

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Compensation Philosophy and Objectives

The core of the Company’s executive compensation philosophy is to pay for performance. To that end, incentive bonus targets are set each year to reward excellent executive performance based upon the achievement of profit objectives by business units and the Company’s overall profitability based on pretax income, thus stimulating all executives to assume broad responsibility for the Company’s overall financial welfare and financial performance.

The Compensation Committee’s guiding principles are as follows:

●	Work with management to provide a compensation program that recognizes individual contributions as well as the Company’s overall business results;
●	Provide reasonable levels of total compensation which will enable the Company to attract and retain qualified and capable executive talent within its industry, while also considering the Company’s current goals of controlling costs and effecting consistent improvements in its overall financial condition;
●	Motivate executive officers to deliver optimum individual and business unit performance;
●	Develop and retain a leadership team that is capable of successfully operating and growing an increasingly competitive and complex business in a rapidly changing industry; and
●	Ensure that executive compensation-related disclosures are made to the public on a timely basis.

Role of the Compensation Committee

The compensation of all NEOs and other executive officers is determined by the Compensation Committee. The Compensation Committee met one time during fiscal year 2019. The primary responsibilities of the Compensation Committee include, without limitation, the following:

●	Determine the compensation of the members of the Executive Committee, after taking into account the Board’s assessment of the performance of the Executive Committee, as well as any other executive officers of the Company.
●	Determine the compensation of the Chairman of the Board and the other directors of the Company.
●	Assess the performance of the executive officers of the Company other than the members of the Executive Committee (whose performance is assessed by the Board).
●	Review and make recommendations to the Board regarding the Company’s compensation policies and philosophy.
●	Review and make recommendations to the Board with respect to the employment agreements, severance agreements, change of control agreements and other similar agreements between the Company and its executive officers.
●	Administer the Company’s equity incentive plans, including the review and grant of stock option and other equity incentive grants.
●	Review and discuss the Compensation Discussion and Analysis (“CD&A”) section of the Company’s annual proxy statement with management, and recommend to the Board that the CD&A be included in the Company’s proxy statement as required.
●	Produce an annual report on executive compensation for inclusion in the Company’s proxy statement.
●	As requested by Company management, review, consult and make recommendations and/or determinations regarding employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs.
●	Assist the Board and management in developing and evaluating potential candidates for executive officer positions.
●	Advise the Board in its succession-planning initiatives for the Company’s executive officers and other senior officers.

Role of Management in the Compensation Determination Process

The Company’s senior management team, particularly the Chairman of the Board and the Chairman of the Executive Committee, support the Compensation Committee in the executive compensation decision-making process. At the request of the Compensation Committee, one or more members of the Executive Committee may present a performance assessment and recommendations to the Compensation Committee regarding base salaries, bonus payments, incentive plan structure and other compensation-related matters for the Company’s executive officers (other than with respect to their own compensation).

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Role of Compensation Consultant

The Compensation Committee has decided not to utilize the services of a paid compensation consultant after concluding that such a consultant would provide insufficient value compared to the cost.

Total Compensation for Executive Officers

The compensation packages offered to the Company’s executive officers are comprised of one or more of the following elements:

●	Base salary;
●	Discretionary cash bonuses; and
●	Post-retirement healthcare and pension benefits.

The Company does not have any formal policies which dictate the amount to be paid with respect to each element, nor does it have any policies which dictate the relative proportion of the various elements. The Company also does not have any formal policies for allocating between cash and non-cash compensation and short-term and long-term compensation. Instead, the Company relies on the judgment of the Compensation Committee and input and feedback from the management team, including in particular members of the Executive Committee. The Compensation Committee has no plans to adopt any such formulas, ratios or other such targets that might artificially dilute the Company’s effectiveness in achieving its overall profit objectives. In fact, all of the Company’s compensation policy decisions are made in the context of its current financial position and are subordinated to the Company’s current goal of achieving overall profitability on an annual basis. Each of the compensation components is described in more detail below.

Base Salary

The Company provides executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. The purpose of base salary is to reward effective fulfillment of an executive’s assigned job responsibilities, and to reflect the position’s relative value to the Company and competitiveness of the executive job market. Base salaries for executive officers are determined based on the nature and responsibility of the position, salary norms for comparable positions at similar companies, the expertise and effectiveness of the individual executive, and the competitiveness of the market for the executive officer’s services.

The Company has successfully held most base salaries at the low end of the competitive range in order to reduce its overall cost structure and to achieve systematic improvement in the financial performance of the business without incurring a large turnover in executive talent and leadership.

Any “merit increases” for the Company’s executive officers are subject to the same budgetary constraints that apply to all other employees. Executive officer salaries are evaluated as part of the Company’s annual review process and may be adjusted where justified in the context of the Company’s current focus on profitability and controlling expenses.

For fiscal year 2019, the Compensation Committee set a base salary of $5,520 per week for each Executive Committee member, reduced on a pro-rata basis for any member working less than a full time schedule. This change represented a 3.3% increase in the base salary compared to fiscal year 2018, which was derived from management’s assessment of the increase in the cost of living.

Discretionary Cash Bonuses

The Company’s policy is to make a significant portion of each NEO’s total compensation contingent upon the Company’s financial performance. The Compensation Committee believes that the payment of cash bonuses based on the Company’s financial success allows the Company to offer a competitive total compensation package despite relatively lower base salaries, while aligning a significant portion of executive compensation with the achievement of positive Company financial results. However, while the payment of these cash bonuses to the NEOs is generally correlated with the achievement of positive Company financial results, there are no specific performance targets communicated to the NEOs in advance, and the bonuses are ultimately paid at the discretion of the Compensation Committee after receiving input from the Chairman of the Board. For the fiscal year ended November 1, 2019, discretionary bonuses were awarded to the members of the Company’s Executive Committee as disclosed in detail in the Summary Compensation Table.

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Long-Term Equity-Based Incentive Compensation

The Compensation Committee has concluded that long-term stock-related compensation has very limited value as an employee incentive or retention tool because the Company’s equity-based incentive awards have historically provided little or no value to the recipient. In addition, beginning in 2005, U.S. accounting rules required the Company to expense any stock option awards according to a formula which could impose a costly charge on the Company’s income statements, thereby burdening or erasing its profit margins. Because of these factors, the Company has not granted stock options or restricted stock awards for many years. Instead, the Compensation Committee aims to align the interests of the NEOs with those of the Company’s shareholders by creating a link between the payment of executive compensation and the achievement of Company financial goals as described above. The Company’s 1999 Stock Incentive Plan expired by its own terms on April 29, 2009 and no additional stock options or restricted stock may be granted thereunder.

Pension and Retirement Benefits

Retirement Plan for Administrative and Sales Employees of Bridgford Foods Corporation. The Company has a defined benefit plan (the “Primary Benefit Plan”) for certain of its employees not covered by collective bargaining agreements. The Primary Benefit Plan, administered by a major life insurance company, presently provides that participants receive an annual benefit on retirement equal to 1.5% of their total compensation from the Company during their period of participation from 1958. Benefits are not reduced by Social Security payments or by payments from other sources and are payable in the form of a monthly lifetime annuity commencing at age 65 or the participant’s date of retirement, whichever is later. Effective May 12, 2006, future benefit accruals under the Primary Benefit Plan were frozen.

Supplemental Executive Retirement Plan. Retirement benefits otherwise available to certain key executives under the Primary Benefit Plan have been limited by the effects of the Tax Equity and Fiscal Responsibility Act of 1982 (“TEFRA”) and the Tax Reform Act of 1986 (“TRA”). To offset the loss of retirement benefits associated with TEFRA and TRA, the Company has adopted a non-qualified “makeup” benefit plan (the “Supplemental Executive Retirement Plan”). Benefits will be provided under the Supplemental Executive Retirement Plan in an amount equal to 60% of each participant’s final average earnings minus any pension benefits and primary insurance amounts available to them under Social Security. However, in all cases the benefits are capped at $120,000 per year for Allan L. Bridgford. Benefits provided under this plan for William L. Bridgford and Raymond F. Lancy are calculated at 50% of final average earnings, capped at $200,000 per year, without offsets for other pension or Social Security benefits.

Bridgford Foods Retirement Savings 401(k) Plan. The Company implemented a 401(k) plan effective May 13, 2006. The Company makes a matching contribution to each employee’s account based on pretax contributions in an amount equal to 100% of the first 3% of compensation and 50% of the next 2% of compensation contributed to the Plan. Certain limitations on optional pre-tax contributions to the plan are imposed pursuant to the Internal Revenue Code of 1986, as amended. No amounts are contributed by the Company unless the employee elects to make a pretax contribution to the Plan.

Non-Qualified Deferred Compensation

Effective January 1, 1991 the Company adopted a deferred compensation savings plan for certain key employees. Under this arrangement, selected employees contributed a portion of their annual compensation to the plan. The Company contributed an amount to each participant’s account by computing an investment return equal to Moody’s Average Seasoned Bond Rate plus 2%. The purpose of the plan was to provide tax planning and supplemental funds upon retirement or death for certain selected employees and to aid in retaining and attracting employees of exceptional ability. Separate accounts are maintained for each participant to properly reflect his or her total vested account balance. No contributions or salary deferrals have been made in the past ten years.

Perquisites and Other Benefits

The Company provides its executive officers with various health and welfare programs and other employee benefits which are generally available on the same cost-sharing basis to all of its employees. However, in keeping with the Company’s policy of controlling costs in connection with its profitability objectives, it does not provide any significant perquisites or other special benefits to its executive officers including, but not limited to, payment of club memberships, fees associated with financial planning, executive dining rooms or special transportation rights. The Company does not own an airplane and does not provide aircraft for executives for business or personal purposes.

The Company provides post-retirement healthcare benefits for certain executives and their spouses (who are within fifteen years of age of the employee) who have reached normal retirement age. This coverage is secondary to Medicare. Coverage for spouses continues upon the death of the employee. The maximum benefit under the plan is $100,000 per year per retiree. The combined gain on this plan during fiscal year 2019 was $20,000 for all active and retired participants.

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The Company pays life and disability insurance premiums on policies for the Company’s President under which he is the named owner and beneficiary.

Employment Agreements

The Company currently does not have any employment, severance, change of control or similar agreements with any of its NEOs. However, on August 12, 2019, the Company entered into a consulting agreement with Allan L. Bridgford, Sr., pursuant to which the Company will engage Mr. Bridgford to provide consulting services to the Company, commencing after his retirement from employment with the Company (including, without limitation, his position as Vice President and Chairman of the Executive Committee of the Company). Under the terms of the consulting agreement, Mr. Bridgford will provide to the Company consulting services, including, but not limited to, business development and strategic partnering, commencing on the date of his retirement and until such agreement is terminated by either party upon at least thirty (30) days’ notice to the other party. Mr. Bridgford will be compensated at a rate of $20,833.33 per month and will be reimbursed for all reasonable out of pocket expenses incurred in rendering such services.

Refer to the compensation discussion below for information on pension, deferred compensation, and benefit-related payments payable in the event of a qualifying event such as employment termination, disability, death, or sale/merger/acquisition.

Tax and Accounting Implications

The Compensation Committee is responsible for considering the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which in fiscal year 2019 provided that it could not deduct compensation of more than $1,000,000 that is paid to its executive officers. The Company believes that the compensation paid under the current management incentive programs is fully deductible for federal income tax purposes. In certain situations, the Compensation Committee may approve compensation that will not meet the requirements for deductibility in order to ensure competitive levels of compensation for its executives and to meet its obligations under the terms of various incentive programs. However, the issue of deductibility has not come before the Compensation Committee in recent years and is not expected to be a concern for the foreseeable future.

Shareholder Advisory Vote on Executive Compensation and Frequency of Advisory Vote

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Company held an advisory (non-binding) shareholder vote on the compensation of the Company’s NEOs (commonly known as a “say-on-pay” proposal), and a shareholder vote on the frequency of such say-on-pay proposal, at its 2017 Annual Meeting of Shareholders. At such meeting, the shareholders of the Company approved the overall compensation of the Company’s NEOs and elected to hold a say-on-pay vote every three years. The Company’s next say-on-pay shareholder vote will be at this Annual Meeting and the next shareholder vote on frequency shall be at the 2023 Annual Meeting of Shareholders.

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Summary Compensation Table

The table below provides summary information concerning cash and certain other compensation paid to or accrued for the Company’s NEOs during fiscal years 2018 and 2019, respectively. Each of the NEOs named below were also members of the Executive Committee during the referenced periods, which Committee acts in the capacity of Chief Executive Officer of the Company. See “Compensation Discussion and Analysis” for further discussion of compensation arrangements pursuant to which the amounts listed in the table below were paid or awarded and the criteria for such payment or award.

Name and Principal Position	Year	Base Salary($)(1)	Bonus($)	Stock Awards($)(2)	Option Awards($)(3)	Non-Equity Incentive Plan Compensation($)(4)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings($)(5)	All Other Compensation($)(6)	Total($)
Allan L. Bridgford, Sr.	2019	148,525	147,810	—	—	—	36,278	8,000	340,613
Vice President	2018	143,507	141,339	—	—	—	—	8,000	292,846

William L. Bridgford	2019	297,050	295,620	—	—	—	346,911	19,400	958,981
Chairman of the Board	2018	287,014	282,681	—	—	—	—	19,000	588.695

John V. Simmons	2019	297,050	295,620	—	—	—	127,392	43,776	763,838
President	2018	287,014	282,681	—	—	—	—	43,376	613,071

Raymond F. Lancy	2019	297,050	295,620	—	—	—	299,731	19,400	911,801
Chief Financial Officer	2018	287,014	282,681	—	—	—	—	19,000	588,695

(1)	Years 2018 and 2019 were each 52 weeks.
(2)	The Company did not grant any stock awards to any of the NEOs during fiscal years 2018 or 2019.
(3)	The Company did not grant any option awards to any of the NEOs during fiscal years 2018 or 2019.
(4)	The Company did not utilize any non-equity incentive plans in order to pay compensation to its NEOs in fiscal year 2019. While it is the Company’s policy to provide each of the NEOs with an opportunity to earn cash bonuses that are correlated with the Company’s financial performance, the payment of the bonuses are ultimately subject to the discretion of the Compensation Committee. See “Compensation Discussion and Analysis – Total Compensation for Executive Officers – Discretionary Cash Bonuses.”
(5)	This column includes the aggregate positive change in actuarial present value of each NEO’s accumulated benefit under all defined benefit and supplemental pension plans. In accordance with SEC rules, to the extent the aggregate change in present value of all defined benefit and supplemental pension plans for a particular fiscal year would have been a negative amount, the amount has instead been reported as $0 and the aggregate compensation for the NEO in the “Total” column has not been adjusted to reflect the negative amount. In addition, to the extent that the change in present value of any particular defined benefit or supplemental pension plan for a particular year was a negative amount, the negative amount has not been used to offset the positive change in present value associated with the other applicable defined benefit or supplemental pension plans. The aggregate change in the present value of the non-qualified deferred compensation plan and pension and retirement benefits for the NEOs in fiscal years 2019 and 2018 was as follows: (i) for fiscal year 2019, Allan L. Bridgford, Sr. ($36,278), William L. Bridgford ($148,846), John V. Simmons ($127,392), and Raymond F. Lancy ($101,666), and (ii) for fiscal year 2018, Allan L. Bridgford, Sr. ($72,490), William L. Bridgford ($43,452), John V. Simmons ($39,477), and Raymond F. Lancy ($27,447).
(6)	Consists of matching contributions to the Bridgford Foods Retirement Savings 401(k) plan made by the Company on behalf of each of the NEOs, except Allan L. Bridgford, Sr., and an $8,000 payment to offset the negative impacts arising from the cancellation of supplemental executive health benefits. In addition, the amount for Mr. Simmons includes premiums in the amount of $24,376 for life and disability insurance policies issued for the benefit of Mr. Simmons and his designees.

Narrative to Summary Compensation Table

See “Compensation Discussion and Analysis” for further discussion of compensation arrangements pursuant to which amounts listed under the Summary Compensation Table were paid or awarded and the criteria for such payment or award.

Grants of Plan-Based Awards

There were no stock options, restricted stock, restricted stock units or equity or non-equity-based performance awards granted to the Company’s NEOs during fiscal years 2019 or 2018. The Company’s 1999 Stock Incentive Plan expired by its own terms on April 29, 2009 and no additional stock options or restricted stock may be granted thereunder.

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Outstanding Equity Awards at Fiscal Year-End

There were no outstanding options or stock awards held by any NEOs as of November 1, 2019.

Option Exercises and Stock Vested

There were no shares acquired upon the exercise of stock options or vesting of stock awards by any NEOs during fiscal years 2019 or 2018.

Pension Benefits

The tables below provide information concerning retirement plan benefits for each NEO and payments due upon certain termination scenarios.

Retirement Plan for Administrative and Sales Employees of Bridgford Foods Corporation

Normal Retirement: Benefits commence upon reaching the “Normal Retirement Date”, which is the first day of the month on or after attainment of age 65. Pension benefit payments begin on the normal retirement date and continue until death.

Early Retirement: A participant may choose to retire up to ten years before the normal retirement date. If a participant retires early, the accrued pension will be reduced by a percentage to reflect the longer period over which pension benefits will be received. If a participant is married for at least one year and dies before retirement, a pension benefit will be payable to the surviving spouse for his or her life, provided certain eligibility requirements have been met.

Death Benefits: Payments to a surviving spouse will begin on the first day of the month following a participant’s death but not sooner than the earliest date a participant could have elected to retire.

Disability Benefits: A disability benefit is the accrued pension credited to a participant as of the date of disability.

The years of credited service, present value of accumulated plan benefits and payments made during the fiscal year were as follows:

For the Fiscal Year ended November 1, 2019:

Name	Number of Years Credited Service	Present Value of Accumulated Benefit (1)	Payments During Fiscal Year
Allan L. Bridgford, Sr.	52	$845,273	$82,750
William L. Bridgford	46	$879,059	$—
John V. Simmons	40	$712,725	$—
Raymond F. Lancy	27	$635,798	$—

(1)	The assumed discount rate used was 3.00% to compute the present value of the accumulated benefit. The SOA RP-2014 Mortality Total Dataset, adjusted to 2006 with Scale MP-2018 was used and an expected return on assets of 7.00% was assumed.

For the Fiscal Year ended November 2, 2018:

Name	Number of Years Credited Service	Present Value of Accumulated Benefit (1)	Payments During Fiscal Year
Allan L. Bridgford, Sr.	51	$815,724	$80,738
William L. Bridgford	45	$730,213	$—
John V. Simmons	39	$585,333	$—
Raymond F. Lancy	26	$534,132	$—

(1)	The assumed discount rate used was 4.30% to compute the present value of the accumulated benefit. The SOA RP-2014 Mortality Total Dataset, adjusted to 2006 with Scale MP-2016, Scaling to RP-2014 Mortality Total Dataset, adjusted to 2006, with MP-2017 scaling was used and an expected return on assets of 7.00% was assumed.

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Supplemental Executive Retirement Plan (SERP)

Payment of Retirement Benefit: All retirement, disability and death benefits shall be paid in monthly installments beginning on the commencement date following the participant’s retirement, disability or death and shall continue for a period of fifteen years.

Normal Retirement: Benefits commence upon reaching the “Normal Retirement Date”, which means the date on which the participant has both attained age 65 and completed at least ten years of participation. SERP benefit payments begin at the normal retirement date.

Early Retirement: A participant may choose to retire up to ten years before the normal retirement date if the participant has completed at least five years of participation. If a participant retires early, the SERP benefit will be determined based on the vested percentage attained as the time of retirement.

Death Benefits: If a participant dies prior to having commenced receipt of benefits and is eligible for benefits hereunder, the participant’s beneficiary shall be entitled to receive an annual death benefit equal to the Normal Retirement Benefit determined as if the participant attained Normal Retirement Age on the date of his death, or, if after the Participant’s Normal Retirement Date, equal to the Late Retirement Benefit. If a participant dies after having commenced receipt of benefits, benefits shall continue to be paid but to the Participant’s Beneficiary at the same time and in the same form as the benefits would have been payable to the participant. No benefit will be payable to a participant’s beneficiary if the participant terminates employment with the Company before he is eligible for a retirement benefit and thereafter dies.

Disability Benefits: A disability benefit is the vested percentage of SERP benefit credited to a participant as of the date of disability.

The present value of accumulated plan benefits and payments made during the fiscal year were as follows:

For the Fiscal Year ended November 1, 2019:

Name	Present Value of Accumulated Benefit (1)	Payments During Last Fiscal Year
Allan L. Bridgford, Sr.	$—	$—
William L. Bridgford	$2,426,211	$—
John V. Simmons	$—	$—
Raymond F. Lancy	$2,426,211	$—

(1)	A 3.00% discount rate was used to compute the present values.

For the Fiscal Year ended November 2, 2018:

Name	Present Value of Accumulated Benefit (1)	Payments During Last Fiscal Year
Allan L. Bridgford, Sr.	$—	$—
William L. Bridgford	$2,228,146	$—
John V. Simmons	$—	$—
Raymond F. Lancy	$2,228,146	$—

(1)	A 4.30% discount rate was used to compute the present values.

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The following table estimates the present value of SERP benefits under different employment termination scenarios as of November 1, 2019:

Name	Present Value of Benefit Upon Voluntary Termination of Employment (1)	Present Value of Benefit if Disabled (1)	Present Value of Benefit Upon Death (1)	Present Value of Benefit Upon Involuntary Termination of Employment due to Sale/Merger/ Acquisition (1)
Allan L. Bridgford, Sr.	$—	$—	$—	$—
William L. Bridgford (2)	$2,426,211	$2,426,211	$2,426,211	$2,426,211
John V. Simmons	$—	$—	$—	$—
Raymond F. Lancy (2)	$2,426,211	$2,426,211	$2,426,211	$2,426,211

(1)	In each scenario above, the benefit amount shown is calculated at November 1, 2019. A 3.00% discount rate was used to compute the present values. In the case of a voluntary termination, the participant shall be entitled to the vested portion of any such early retirement benefit but shall not commence receipt of such early retirement benefit until the commencement date following the date the participant would have attained the early retirement date had the participant remained employed by the Company. Upon a finding that the participant (or, after the participant’s death, a beneficiary) has suffered an unforeseeable emergency, the Committee may at the request of the participant or beneficiary, and subject to compliance with Internal Revenue Code Section 409A, accelerate distribution of benefits under the SERP in the amount reasonably necessary to alleviate such unforeseeable emergency.

(2)	Death benefits for William L. Bridgford and Raymond F. Lancy are paid in the form of a monthly annuity. The actual payment amount for William L. Bridgford and Raymond F. Lancy would be determined using a discount rate similar to the rate required for qualified plans. The rate assumed for these estimates is 3.00%.

The following table estimates future SERP payments under different termination scenarios as of November 1, 2019:

Name	Payment Upon Voluntary Termination of Employment	Payment if Disabled (1)	Death Benefit from Plan (2)	Involuntary Termination of Employment Due to Sale/Merger/ Acquisition
Allan L. Bridgford, Sr.	—	—	—	—
William L. Bridgford	$16,666.67 per month for 180 months beginning on 11/01/19	$16,666.67 per month for 180 months commencing after disability	$16,666.67 per month for 180 months beginning just after death	Lump Sum payment due at termination of $2,426,211
John V. Simmons	—	—	—	—
Raymond F. Lancy	$16,666.67 per month for 180 months beginning on 11/01/19	$16,666.67 per month for 180 months commencing after disability	$16,666.67 per month for 180 months beginning just after death	Lump Sum payment due at termination of $2,426,211

(1)	Disability amount is decreased by any Company paid disability insurance policies, Social Security disability benefits, or other Federal or State disability programs. In the case of a voluntary termination, the participant shall be entitled to the vested portion of any such early retirement benefit but shall not commence receipt of such early retirement benefit until the commencement date following the date the participant would have attained the early retirement date had the participant remained employed by the Company. Upon a finding that the participant (or, after the participant’s death, a beneficiary) has suffered an unforeseeable emergency, the Committee may at the request of the participant or beneficiary, and subject to compliance with Internal Revenue Code Section 409A, accelerate distribution of benefits under the SERP in the amount reasonably necessary to alleviate such unforeseeable emergency.

(2)	Assumes death on November 1, 2019. The discount rate used to calculate the lump sum amount is 3.00%.

See “Compensation Discussion and Analysis – Total Compensation for Executive Officers — Pension and Retirement Benefits” for further discussion of the pension benefits contained in the tables above.

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Non-Qualified Deferred Compensation

The table below provides information concerning deferred compensation plan benefits for each NEO during the fiscal year ended November 1, 2019.

Name	Executive Contributions in Fiscal Year	Company Contributions in Fiscal Year	Aggregate Earnings in Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Fiscal Year End
Allan L. Bridgford, Sr.	$—	$—	$—	$—	$—
William L. Bridgford	$—	$—	$—	$—	$—
John V. Simmons	$—	$—	$—	$—	$—
Raymond F. Lancy	$—	$—	$—	$—	$—

The table below provides information concerning deferred compensation plan benefits for each NEO during the fiscal year ended November 2, 2018.

Name	Executive Contributions in Fiscal Year	Company Contributions in Fiscal Year	Aggregate Earnings in Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Fiscal Year End
Allan L. Bridgford, Sr.	$—	$—	$—	$—	$—
William L. Bridgford	$—	$—	$—	$—	$—
John V. Simmons	$—	$—	$—	$—	$—
Raymond F. Lancy	$—	$—	$—	$—	$—

The following table estimates the present value of non-qualified deferred compensation benefits under different employment termination scenarios as of November 1, 2019:

Name	Present Value of Benefit at Termination of Employment	Present Value of Benefit if Disabled	Present Value of Benefit Upon Death	Present Value of Benefit Upon Involuntary Termination of Employment Due to Sale/Merger/ Acquisition
Allan L. Bridgford, Sr.	$—	$—	$—	$—
William L. Bridgford	$—	$—	$—	$—
John V. Simmons	$—	$—	$—	$—
Raymond F. Lancy	$—	$—	$—	$—

The deferred compensation amounts are calculated using a crediting rate equal to Moody’s Average Seasoned Bond Rate, plus 2%. This rate is subject to fluctuation. Upon death, the deferred compensation benefits are paid in a lump sum equal to the individual’s remaining account balance.

See “Compensation Discussion and Analysis – Total Compensation for Executive Officers – Non-Qualified Deferred Compensation” for further discussion of the non-qualified deferred compensation benefits contained in the tables above.

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Director Compensation

The table on the next page summarizes the total compensation paid by the Company to directors who were not employees during fiscal year 2019. Directors who were employees did not receive any additional compensation for their services as directors.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation		Total
Todd C. Andrews	$22,034	$—	$—	$—	$—	$—		$22,034
Allan L. Bridgford, Jr.	$23,640	$—	$—	$—	$—	$688,484	(1)	$712,124
Keith A. Ross	$23,640	$—	$—	$—	$—	$—		$23,640
D. Gregory Scott	$27,140	$—	$—	$—	$—	$—		$27,140
Mary Schott (2)	$2,930	$—	$—	$—	$—	$—		$2,930
Paul R. Zippwald (2)	$24,840	$—	$—	$—	$—	$—		$24,840

(1)	Consists of (i) $207,000 paid and (ii) $481,484 to be paid over 3 years in equal annual installments to Allan L. Bridgford, Jr. for consulting services rendered to the Company. See “CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS” for further details.

(2)	Mary Schott was appointed to the Board of Directors on October 15, 2019 to fill the vacancy created by the resignation of Paul R. Zippwald.

The Company uses cash compensation to attract and retain qualified candidates to serve on its Board of Directors. In setting director compensation, the Compensation Committee considers the demands that have been placed and will continue to be placed on the directors and the skill-level required by its directors. In addition, as with the Company’s executive officers, compensation decisions for directors are made in the context of the Company’s focus on controlling costs and increasing profitability.

The directors are not paid an annual retainer for their service on the Board. Instead, each non-employee director was paid $2,300 for each of the first two Board meetings attended during fiscal year 2019 and $2,380 for each subsequent Board meeting attended in fiscal year 2019. Members of the Audit Committee were paid $350 to $550 for each Audit Committee meeting attended in fiscal year 2019 depending on the length of the meeting. The members of the Compensation Committee were paid $1,000 additional compensation for their service in fiscal year 2019. Directors were not paid any additional compensation for their service on the Nominating Committee in fiscal year 2019.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company’s general legal counsel is the son of Allan L. Bridgford, Sr. For his legal counsel, he currently is paid a fee of $2,380 for each Board of Directors meeting attended. Total fees paid for attending Board of Directors meetings were $23,640 in fiscal year 2019 and $22,600 in fiscal year 2018. In addition, legal services are performed on behalf of the Company and billed by a firm in which he is a partner. Total fees billed for legal services under this arrangement for each of fiscal years 2019 and 2018 were approximately $75,000 and $173,000, respectively.

Director Allan L. Bridgford, Jr., son of Allan L. Bridgford, Sr., is providing business consulting services to the Company. The arrangement currently provides for business consulting services at $1,200 per day. Total fees billed under this arrangement were approximately $207,000 in fiscal year 2019 and $219,000 in fiscal year 2018. In addition, under a separate consulting arrangement for 2019, we accrued approximately $481,484 of profit sharing based on fiscal year 2019 profitability to be paid out in equal installments over the next three years.

Director Keith A. Ross provides real-estate consulting services to the Company. The arrangement currently provides for consulting services at $250 per hour. Total fees paid for consulting services were zero in fiscal year 2019 and $51,285 during fiscal year 2018.

Other than the relationships noted above, and as otherwise disclosed under “Compensation of Executive Officers – Employment Agreements,” the Company is not aware of any related party transactions that would require disclosure as a related party transaction under SEC rules.

The Company’s executive officers, directors, nominees for directors and principal shareholders, including their immediate family members and affiliates, are prohibited from entering into related party transactions with the Company that would be reportable under Item 404 of Regulation S-K without the prior approval of its Audit Committee (or other independent committee of the Board of Directors in cases where it is inappropriate for the Audit Committee to review such transaction due to a conflict of interest). Any request for the Company to enter into a transaction with an executive officer, director, or nominee for director, principal shareholder or any of such persons’ immediate family members or affiliates that would be reportable under Item 404 of Regulation S-K must first be presented to the Audit Committee for review, consideration and approval. In approving or rejecting the proposed agreement, the Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including but not limited to, the risks, costs, and benefits to the Company, the terms of the transactions, the availability of other sources for comparable services or products, and, if applicable, the impact on director independence. The Audit Committee shall only approve those agreements that, in light of known circumstances, are in or are not inconsistent with the Company’s best interests, as determined in good faith by the Audit Committee (or other independent committee, as applicable). The requirement for the Audit Committee to review related-party transactions (defined as those transactions required to be disclosed under Item 404 of Regulation S-K) is set forth in the Amended and Restated Audit Committee Charter, which was approved on November 8, 2010.

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PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has, subject to ratification by the shareholders, appointed Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 30, 2020.

The affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify the appointment of Squar Milner LLP. Abstentions will have the same effect as votes “AGAINST” this proposal. Brokers have discretion to vote uninstructed shares with respect to this proposal. Accordingly, broker non-votes will not occur with respect to this proposal.

Proxies received in response to this solicitation will be voted “FOR” the approval of Squar Milner LLP unless otherwise specified in the proxy. In the event of a negative vote on such ratification, the Audit Committee of the Board of Directors will reconsider its selection. Representatives of Squar Milner LLP will be present at the meeting and available to respond to questions. They will have the opportunity to make a statement if they so desire.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SQUAR MILNER LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 30, 2020.

Principal Accountant Fees and Services

Audit Fees

Fees charged by Squar Milner LLP for the audit of the Company’s annual financial statements and the review of the financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal year 2019 were approximately $175,000. Fees charged by Squar Milner LLP for the audit of the Company’s annual financial statements and the review of the financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal year 2018 were approximately $160,000.

Audit-Related Fees

Audit-related fees typically consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services may include consultations related to the Sarbanes-Oxley Act and consultations concerning financial accounting and reporting standards. There were no audit-related fees billed by Squar Milner LLP for fiscal year 2019 or fiscal year 2018.

Tax Fees

Tax fees are comprised of services that include assistance related to state tax compliance services and consultations regarding federal and state research and development tax credits. No fees were billed by Squar Milner LLP for tax consulting during fiscal 2019 or fiscal year 2018.

All Other Fees

All other fees are comprised of fees for initial planning for certification of internal controls over financial reporting. No such fees were billed by Squar Milner LLP for fiscal year 2019 or fiscal year 2018.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of Independent Accountants

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services performed by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services. During fiscal years 2019 and 2018, the Audit Committee approved all such services rendered by its independent registered public accountants. For audit services, the independent registered public accountants provide the Audit Committee with an audit plan including proposed fees in advance of the annual audit. The Audit Committee approves the plan and fees for the audit.

For non-audit services, the Company’s senior management will submit from time to time to the Audit Committee for approval non-audit services that it recommends the Audit Committee engage the independent registered public accountants to provide during the fiscal year. The Company’s senior management and the independent registered public accountants will each confirm to the Audit Committee that each non-audit service is permissible under all applicable legal requirements. A budget, estimating non-audit service spending for the fiscal year, will be provided to the Audit Committee along with the request. The Audit Committee must approve both permissible non-audit services and the budget for such services.

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PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is asking its shareholders to indicate their support for its NEO compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation paid to the Company’s NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Company is asking its shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC.”

Adoption of the resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Proxies received in response to this solicitation will be voted “FOR” approval of the compensation of the Company’s NEOs unless otherwise specified in the proxy. Abstentions will have the same effect as votes “AGAINST” the proposal. Brokers do not have discretion to vote uninstructed shares with respect to this proposal. Accordingly, if brokers do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this proposal. However, broker non-votes will not affect the outcome of the voting on the proposal because it requires the majority of the shares present or represented by proxy at the Annual Meeting (as opposed to a majority of the shares outstanding).

The “say-on-pay” vote is advisory, and therefore is not binding on the Company, the Compensation Committee or the Board of Directors. However, the Board and the Compensation Committee value the opinions of the shareholders and, to the extent there is any significant vote “AGAINST” the compensation of the NEOs as disclosed in this Proxy Statement, will consider the shareholders’ concerns and the Board and Compensation Committee will evaluate whether any actions are necessary to address those concerns. Unless the Board modifies its policy on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at the 2023 Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

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15548-Bridgford_Proxy Card - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

BRIDGFORD FOODS CORPORATION

2020 Annual Meeting of Shareholders

March 11, 2020, 10:00 A.M. Pacific Time

This Proxy is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

Please mark your votes like this X

PROXY

1. ELECTION OF DIRECTORS

Nominees: For All ☐ For All Except ☐ Withhold all ☐

(1) William L. Bridgford
(2) Allan L. Bridgford, Sr.
(3) Allan L. Bridgford, Jr.
(4) Todd C. Andrews
(5) Raymond F. Lancy
(6) Keith A. Ross
(7) Mary Schott
(8) D. Gregory Scott
(9) John V. Simmons

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and strike a line through that nominee's name in the list above.

3. PROPOSAL TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS OF THE COMPANY DISCLOSED IN THE PROXY STATEMENT:. For ☐ Against ☐ Abstain ☐

and in their discretion, upon such other matter or matters that may properly come before the Annual Meeting, or any postponements or adjournments thereof.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2020.**

(This proxy should be marked, dated and signed by the shareholder (s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

15548-Bridgford_Proxy Card - Back

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BRIDGFORD FOODS CORPORATION

The undersigned shareholder of BRIDGFORD FOODS CORPORATION, a California corporation, hereby acknowledges receipt of the Notice of 2020 Annual Meeting of Shareholders, the 2019 Annual Report to Shareholders and the Proxy Statement for the Annual Meeting of Shareholders of BRIDGFORD FOODS CORPORATION, to be held on March 11, 2020 at 10:00 a.m., Pacific Time, at the offices of Bridgford Foods Corporation, 1308 North Patt Street, Anaheim, California 92801, and hereby appoints Raymond F. Lancy and Allan L. Bridgford, Jr., and each of them individually, proxies and attorneys-in-fact, each with full power of substitution and revocation, and each with all power that the undersigned would possess if personally present, to vote all shares of common stock of BRIDGFORD FOODS CORPORATION which the undersigned is entitled to represent and vote at such meeting and at any postponements or adjournments thereof, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting and any postponements or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. WHERE NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY, "FOR" THE RATIFICATION OF THE APPOINTMENT OF SQUAR MILNER LLP, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING ON OCTOBER 30, 2020, "FOR" THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS DISCLOSED IN THE PROXY STATEMENT AND AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES BY SIGNING AND RETURNING THIS PROXY BY MAIL.

(Continued and to be marked, dated and signed, on the other side)

EXHIBIT A

RIDGFORD FOODS CORPORATION

COMPENSATION COMMITTEE CHARTER

(Effective October 11, 2010)

Introduction

The Compensation Committee (the “Committee”) of the Board of Directors of Bridgford Foods Corporation, a California corporation (the “Company”), shall have the purposes, responsibilities and authority described below. This Charter is intended to comply with applicable rules of The NASDAQ Stock Market, Inc. (“NASDAQ”) and to provide the Committee with direction in performing its responsibilities on behalf of the Company’s Board of Directors. This Charter has been approved by the Company’s Board of Directors (the “Board”).

The Purpose of the Compensation Committee

The purpose of the Committee is to assist the Board in meeting its responsibilities with regard to oversight and determination of executive compensation. Among other things, the Committee (a) reviews the performance of the members of the Executive Committee (who collectively serve as the Company’s Chief Executive Officer), (b) reviews, recommends and approves the Company’s compensation arrangements, including arrangements with executive officers and directors, (c) publishes a report to be included in the Company’s annual proxy statement, and (d) administers the Company’s equity incentive plans (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers and directors).

Membership and Structure

The Committee shall be comprised of at least three (3) directors, each of whom must (i) meet the director independence requirements set forth in the listing rules of The NASDAQ Stock Market, Inc. and (ii) be “Non-Employee Directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. In addition, at least two (2) directors serving on the Committee must be qualified “outside directors” under Section 162(m) of the Internal Revenue Code, as amended, and related regulations. Each of the foregoing shall be determined by the Board. Appointment to the Committee, including the designation of the Chair of the Committee, shall be made by the full Board annually. Each member of the Committee shall serve at the pleasure of the Board and the Board has the authority to remove members from the Committee in its sole discretion.

Meetings of the Committee shall be held at such times and places as circumstances dictate (but no less frequently than annually), including by written consent. Meetings may be called by the Chair of the Committee or upon the request of any two of its members. The Chair of the Committee shall determine the time, place and method for holding and the agenda for all Committee meetings and, when present, shall preside over all Committee meetings. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee.

When necessary, the Committee shall meet in executive session outside of the presence of any executive officer of the Company. The Chair of the Committee (or his or her designee) shall keep record of the Committee’s meetings and report on activities of the Committee to the full Board. In fulfilling its responsibilities, the Committee shall have authority to delegate its authority to subcommittees composed entirely of directors who would otherwise qualify for membership on the Committee, in each case to the extent permitted by applicable law.

Primary Responsibilities and Duties

In carrying out its purpose, the Committee shall have direct authority to perform the following responsibilities and duties (it being understood that the Committee may condition its approval of any compensation on Board ratification to the extent so required to comply with applicable tax law):

●	determine the compensation of the members of the Executive Committee, after taking into account the Board’s assessment of the performance of the Executive Committee, as well as any other executive officers of the Company.

●	determine the compensation of the Chairman of the Board and the other directors of the Company.

●	assess the performance of the executive officers of the Company other than the members of the Executive Committee (whose performance is assessed by the Board).

●	review and make recommendations to the Board regarding the Company’s compensation policies and philosophy.

●	review and make recommendations to the Board with respect to the employment agreements, severance agreements, change of control agreements and other similar agreements between the Company and its executive officers.

●	administer the Company’s equity incentive plans, including the review and grant of stock option and other equity incentive grants.

●	review and discuss the Compensation Discussion and Analysis (“CD&A”) section of the Company’s annual proxy statement with management, and recommend to the Board that the CD&A be included in the Company’s proxy statement as required.

●	produce an annual report on executive compensation for inclusion in the Company’s proxy statement.

●	as requested by Company management, review, consult and make recommendations and/or determinations regarding employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs.

●	assist the Board and management in developing and evaluating potential candidates for executive officer positions.

●	advise the Board in its succession-planning initiatives for the Company’s executive officers and other senior officers.

Additional Powers and Responsibilities

In addition to the specific responsibilities set forth above, the Committee may:

●	engage in an annual self-assessment with the goal of continuing improvement.

●	annually review and reassess the adequacy of this Charter, and recommend any changes to the full Board.

●	have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties, and to discuss matters with such advisers as the members of the Committee deem necessary or appropriate. The Committee shall have sole authority to approve the fees and retention terms of any such advisers.

●	have sole authority to approve the ordinary administrative expenses of the Committee that are necessary or appropriate for carrying out its duties.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee shall be at the Committee’s sole discretion.

EXHIBIT B

BRIDGFORD FOODS CORPORATION

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

(As Adopted November 8, 2010)

One committee of the board of directors will be known as the audit committee and will be comprised of at least three members of the board. Committee members will be appointed by the board annually to serve until their successors are elected. Unless a chairperson is elected by the full board, the members of the audit committee may designate a chairperson by majority vote.

Only independent directors, as determined by the board, will serve on the audit committee. An independent director is free of any relationship that could influence his or her judgment as a committee member. An independent director may not be associated with a major vendor to, or customer of, the Company. When there is some doubt about independence, as when a member of the committee has a short-term consulting contract with a major customer, the director should excuse himself or herself from any decision that might be influenced by that relationship.

Apart from his or her capacity as a member of the board or any committee of the board, no audit committee member shall be an affiliated person of the Company or any Company subsidiary as required under applicable SEC and NASDAQ Marketplace Rules. Each member of the audit committee shall (i) be an independent director, as defined in NASDAQ Marketplace Rule 5605(a)(2) and the rules of the SEC (including, without limitation, Rule 10A-3 under the Securities Exchange Act of 1934), (ii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years, and (iii) be able to read and understand fundamental financial statements at the time of appointment, in accordance with the requirements set forth in NASDAQ Marketplace Rule 5605(c)(2)(A). In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities in accordance with NASDAQ Marketplace Rule 5605(c)(2)(A). Further, at least one member must qualify as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

As part of the commitment of the Company and board of directors to good governance practices, the audit committee regularly reviews its charter and recommends to the board changes to the charter. The board adopted this amended and restated charter on November 8, 2010.

The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing (i) the financial information that will be provided to the shareholders and others, (ii) the systems of disclosure controls and internal controls management that the board of directors has established, (iii) the Company’s compliance with legal and regulatory requirements, and (iv) all audit processes, including, but not limited to, the independent accountant’s qualifications, independence, and performance.

GENERAL RESPONSIBILITIES

1.	The audit committee provides open avenues of communication among the internal auditors, the independent accountant, and the board of directors.

2.	The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.

3.	The audit committee has the power to conduct or authorize investigations into matters within the committee’s scope of responsibilities with full access to all books, records, facilities, and personnel of the Company. The committee is authorized to retain independent counsel, accountants, or others it needs to carry out its responsibilities, including, but not limited to, any specific investigation.

4.	The committee will meet at least four times each year or more frequently if circumstances make that preferable. The audit committee chairperson has the power to call a committee meeting whenever he or she thinks there is a need. The audit committee chairperson will provide the agenda for the committee’s meetings and any member may suggest items for consideration. Briefing materials will be provided to the committee as far in advance of meetings as practicable. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to requisition all pertinent information from management. At the option of the audit committee chairperson, a meeting may conclude with an executive session of the committee absent members of management.

5.	The audit committee shall establish and maintain procedures for receiving, retaining, and treating complaints received by the Company regarding accounting, internal accounting controls, or auditing matters including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.	The audit committee shall establish procedures for the hiring of employees and former employees of the independent accountant.

7.	The audit committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the board.

8.	The committee will do whatever else the law, the Company’s charter or bylaws, or the board of directors require.

RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS

1.	The audit committee will select (and recommend that the board submit for shareholder ratification, if applicable) the independent accountants for Company audits. The audit committee also will review and set any fees paid to the independent accountants, both for audit and lawfully permitted non-audit services, and review and approve dismissal of the independent accountants. The audit committee shall have the sole authority to approve the hiring and firing of the independent accountants and all compensation and retention terms with respect to any engagement of the independent accountants. The independent accountants shall report directly to the audit committee.

2.	The audit committee shall review and evaluate the performance of the independent accountants and ascertain that the lead (or concurring) audit partner from any public accounting firms performing audit services, serves in that capacity for no more than five fiscal years of the Company.

3.	The audit committee will approve in advance the retention of the independent accountants for the performance of all audit and lawfully permitted non-audit services and the fees for such services (provided that pre-approval of non-audit services will not be required in those circumstances where a subsequent approval is permissible under applicable SEC and NASDAQ rules).

4.	The audit committee will confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them. To facilitate this confirmation, the audit committee shall obtain on a periodic basis a formal written statement from the independent accountant regarding relationships and services with the Company which may impact independence and present this statement to the board of directors and to the extent there are such relationships, monitor and investigate them.

5.	The audit committee shall, at least annually, obtain and review a report by the independent accountants describing: (i) the accounting firm’s internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the firm, and any steps taken to deal with any such issues.

6.	The audit committee will consider, in consultation with the independent accountant, the audit scope and procedural plans made by the independent accountant.

7.	The audit committee will oversee the resolution of disagreements between management and the independent accountant, if they arise.

8.	The audit committee will listen to management and the primary independent accountant if either believes there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

RESPONSIBILITIES FOR REVIEWING THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

1.	The audit committee will confirm that the independent accountant (i) views the committee as its client, (ii) will be available to the full board of directors at least annually, and (iii) provides the committee with a timely analysis of significant financial reporting issues.

2.	The audit committee will review significant risks and exposures with management and the independent accountant and will assess management’s steps to minimize them.

3.	The audit committee will review the following with the independent accountant and management:

(a)	The adequacy and effectiveness of the Company’s disclosure controls and procedures and the Company’s internal controls, including computerized information system controls and security.

(b)	Any significant finding and recommendations made by the independent accountant together with management’s responses to them.

4.	Shortly after the annual examination is completed, and prior to filing with the SEC, the audit committee will review the following with management and the independent account:

(a)	The Company’s annual financial statements and related footnotes.

(b)	The independent accountant’s audit of and report on the financial statements.

(c)	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Company’s financial statements, if any.

(d)	The independent accountant’s qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

(e)	Any difficulties or disputes encountered during the course of the audit, including any restrictions on the scope of his or her work or access to required information.

(f)	The Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” including, without limitation, all critical accounting policies and practices used by the Company.

(g)	All alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of each alternative, and the treatment preferred by the Company.

(h)	Anything else about the audit procedures or findings that GAAP requires the auditors to discuss with the committee.

5.	The audit committee will review all material written communications between the independent accountant and management.

6.	The audit committee will review annual filings with the SEC and other published documents containing the Company’s financial statements, including but not limited to earnings press releases, and will consider whether the information in the filings is consistent with the information in the financial statements. The audit committee will pay particular attention to any pro forma or adjusted non-GAAP financial information.

7.	The audit committee will review and discuss the interim financial reports, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the independent accountant(s) before those interim results are released to the public in an earnings release or filed with the SEC or other regulators. The audit committee shall direct the Company’s independent accountants to review such interim financial statements using professional standards and procedures for such reviews.

8.	The audit committee will prepare a letter for inclusion in the annual report that describes the committee’s composition and responsibilities and how the responsibilities were fulfilled. The committee will also prepare a report for the Company’s proxy statement in accordance with the requirements of Item 407(d)(3) of Regulation S-K and any other item required for inclusion in this proxy statement.

9.	In connection with each periodic report of the Company, the audit committee will review:

(a)	management’s disclosure to the committee under Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	the contents of the chief executive officer and the chief financial officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

OVERSIGHT OF INTERNAL AUDIT

1.	The audit committee shall oversee the Company’s establishment and maintenance of an appropriate control process for reviewing and approving its internal transactions and accounting, whether such process is implemented through an internal audit department of the Company, through outsourcing or otherwise (the “internal audit function”).

2.	When the internal audit function is established, the audit committee shall oversee the activities, organizational structure and qualifications of the internal audit function.

3.	The audit committee shall discuss with the internal audit function any changes to, and the implementation of, the internal audit plan and any special projects and discuss with the internal audit function the results of the internal audits and special projects.

4.	The audit committee shall review the regular internal reports to management (or summaries thereof) prepared by the internal audit function, as well as management’s response.

5.	The audit committee shall discuss with the internal audit function any audit problems or difficulties, including any restrictions on the scope of the internal audit function’s activities or on access to requested information, and management’s response to same and any other matters required to be brought to its attention.

6.	The audit committee shall review the effectiveness of the internal audit function.

PERIODIC RESPONSIBILITIES

1.	The audit committee shall review and update its charter at least annually and recommend to the board of directors any necessary amendments.

2.	The audit committee shall review policies and procedures covering officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the independent accountant.

3.	The audit committee shall review, approve, and monitor with the independent accountant, the Company’s code of conduct and such other codes of business conduct that the Company may adopt from time to time pertaining to its directors, officers, or employees, as well as the Company’s system to monitor compliance with the same.

4.	The audit committee shall review, in conjunction with counsel at the discretion of the audit committee, legal and regulatory matters that may have a material effect on the organization’s financial statements, compliance policies and programs, and reports from regulators.

5.	The audit committee shall provide oversight and review of the Company’s risk management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments.

6.	The audit committee shall meet with the independent accountants and management in separate executive sessions to discuss matters the committee or these groups believe should be discussed privately with the audit committee. The audit committee may meet separately with the Company’s chief executive officer and chief financial officer to review the financial affairs of the Company, including a review of the Company’s internal controls. The audit committee will meet separately with the independent accountants of the Company at such times as it deems appropriate to review the independent accountant’s examination and management report.

7.	In consultation with the independent accountants and the internal audit function (if applicable), the audit committee shall review the integrity of the Company’s financial reporting processes (both internal and external).

8.	As the audit committee deems appropriate, it shall obtain advice and assistance from outside legal, accounting, or other advisors; in this regard, the audit committee shall have the authority to engage, oversee, and require funding for outside legal, accounting, or other advisors.

9.	The audit committee shall review and approve in advance all related party transactions (defined as those transactions required to be disclosed under Item 404 of Regulation S-K) for potential conflict of interest.

10.	The audit committee shall conduct an annual performance assessment relative to the audit committee’s purpose, duties, and responsibilities outlined herein.

COMPENSATION

1.	The Company shall provide appropriate funding, as determined by the audit committee, in its capacity as a committee of the board, for the payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; (ii) compensation to any advisors employed by the audit committee pursuant to the terms of this charter; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

2.	Members of the audit committee shall receive such fees, if any, for their service as audit committee members as may be determined by the board of directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the board of directors. Members of the audit committee may not receive any compensation from the Company except fees that they receive for service as a member of the board of directors or any committee thereof and reasonable expense reimbursement.